Important Notice Regarding Change in Investment Policy

HARRIS ASSOCIATES LARGE CAP VALUE FUND

Supplement dated December 16, 2013 to the Prospectus and Summary Prospectus of Harris Associates Large Cap Value Fund, each dated May 1, 2013, as may be revised and supplemented from time to time.

On December 13, 2013, the Board of Trustees (the "Board") of Natixis Funds Trust II (the "Trust") approved a change to the name of Harris Associates Large Cap Value Fund (the "Fund"), as well as changes in the Fund's principal investment strategies. Effective at the close of business on February 28, 2014 the Fund's name will be changed to "Natixis Oakmark Fund" and the Fund's principal investment strategies will be amended and restated as described below. The Fund's portfolio will be realigned to match these revised investment strategies, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund during this period.

Effective at the close of business on February 28, 2014, the section "Principal Investment Strategies" within the sub-section "Investments, Risks and Performance" in the section "Fund Summary" and in the section "More Information About the Funds" is hereby replaced with the following with regard to the Fund:

Under normal market conditions, the Fund primarily invests in common stocks of U.S. companies. The Fund generally invests in securities of larger capitalization companies in any industry. Harris Associates L.P. ("Harris Associates") uses a value investment philosophy in selecting equity securities, including common stocks. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.

Once Harris Associates determines that a security is selling at what it believes to be a significant discount and that the issuer has the additional qualities mentioned above, Harris Associates generally will consider buying that security for the Fund. Harris Associates usually sells a security when the price approaches its estimated worth or the issuer's fundamentals change. Harris Associates monitors each holding and adjusts its price targets as warranted to reflect changes in the issuer's fundamentals. The Fund's portfolio typically holds 30 to 60 stocks.

Effective at the close of business on February 28, 2014, "Foreign Securities Risk" within the sub-section "Investments, Risks and Performance" in the Fund's "Fund Summary" section and in the Fund's "More Information About the Funds" section is removed.

Effective at the close of business on February 28, 2014, the S&P 500® Index will replace the Russell 1000® Value Index as the Fund's primary benchmark because Harris Associates believes the S&P 500® Index is a more appropriate representation of the universe of securities in which the Fund may invest.